                                                                    EXHIBIT 10.2



                               SECURITY AGREEMENT

        This SECURITY AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Security Agreement"), dated as of September 30, 2002, is made by NASTECH PHARMACEUTICAL COMPANY, INC., a Delaware corporation (the "Grantor"), in favor of SCHWARZ PHARMA, INC., a Delaware corporation (the "Beneficiary").

                              W I T N E S S E T H:

        WHEREAS, pursuant to that certain Loan Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Loan Agreement"), among the Grantor and the Beneficiary, the Beneficiary has extended commitments to the Grantor;

        WHEREAS, as a condition precedent to the Loan Agreement, the Grantor is required to execute and deliver this Security Agreement; and

        WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of Beneficiary, as follows:

                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

        "Beneficiary" is defined in the preamble.

        "Best Efforts" is defined in the Asset Purchase Agreement.

        "Business" means the development, manufacturing, marketing and sale of Nascobal in the Territory.

        "Collateral" is defined in Section 2.1.

        "Collateral Account" is defined in Section 4.1.2(b).

        "Computer Hardware and Software Collateral" means, in each case to the extent that they are used in the Business:



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               (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

               (b) all software programs (including, both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

               (c) all firmware associated therewith;

               (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
        (c); and

               (e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

        "Copyright Collateral" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the Territory including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the Territory, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit, in each case to the extent that they are used in the Business.

        "Equipment" is defined in clause (b) of Section 2.1.

        "Grantor" is defined in the preamble.

        "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

        "Inventory" is defined in clause (c) of Section 2.1.

        "Loan Agreement" is defined in the first recital.

        "Patent Collateral" means, in each case only to the extent that they are used in the Business:



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               (a) all letters patent and applications for letters patent throughout the Territory, including all patent applications in preparation for filing anywhere in the Territory and including each patent and patent application referred to in Item A of Schedule II attached hereto;

               (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

               (c) all patent licenses, including each patent license referred to in Item B of Schedule II attached hereto; and

               (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the Territory.

        "Permits and Approvals" means the NDA, the INDs, any future New Drug Approvals or Investigational New Drug Approvals filed with the FDA with respect to the Business and all other regulatory filings, registrations and governmental authorizations that relate to the Business.

        "Receivables" is defined in clause (d) of Section 2.1.

        "Related Contracts" is defined in clause (d) of Section 2.1.

        "Security Agreement" is defined in the preamble.

        "Trademark Collateral" in each case to the extent they are used in the
Business:

               (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the Territory or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof, including those referred to in Item A of Schedule III attached hereto;

               (b) all Trademark licenses, including each Trademark license referred to in Item B of Schedule III attached hereto;



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

               (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

               (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

               (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of
        Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

        "Trade Secrets Collateral" means all common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in the Business of the Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule IV attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license, in each case to the extent that they are used in the Business.

        "U.C.C." means the Uniform Commercial Code, as in effect from time to time in the State of New York; provided, that if, with respect to any Filing Statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Beneficiary pursuant the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any Filing Statement relating to such perfection or effect of perfection or non-perfection..

        SECTION 1.2. Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Loan Agreement.

        SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or in the Loan Agreement or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                SECURITY INTEREST



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        SECTION 2.1. Grant of Security. The Grantor hereby pledges to the
Beneficiary, and hereby grants to the Beneficiary, a security interest in all of the following, whether now or hereafter existing or acquired by the Grantor, but only to the extent such items are used in or designated for use in the Business in the Territory (the "Collateral"):

               (a) all equipment in all of its forms of the Grantor, wherever located, including all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor and all accessories related thereto (any and all of the foregoing being the "Equipment");

               (b) all inventory in all of its forms of the Grantor, wherever located, including

                      (i) all raw materials and work in process therefor,
               finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                      (ii) all goods in which the Grantor has an interest in
               mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and

                      (iii) all goods which are returned to or repossessed by
               the Grantor,

        and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

               (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of the Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, relating to the Business and all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

               (d) all Intellectual Property Collateral of the Grantor;

               (e) all books, records, writings, data bases, information and other property relating to, or used in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this
        Section 2.1;



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

               (f) all of the Grantor's other property and rights of every kind and description and interests therein to the extent that such property and rights are used in the Business;

               (g) all Permits and Approvals of the Grantor; and

               (h) all products, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses
        (a), (b), (c), (d), (e), (f) and (g), proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Beneficiary is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained; or
(ii) any equipment (including any accessions, replacements, substitutions and proceeds thereof) to the extent financed pursuant to that certain Master Equipment Lease, dated as of April 9, 2002, by and between Grantor and General Electric Capital Corporation. Upon the request of the Beneficiary, the Grantor agrees to use Best Efforts to promptly obtain any such required consent.

        SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Loan Agreement, the Note and each other Loan Document to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

        SECTION 2.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

               (a) remain in full force and effect until payment in full in cash of all Obligations,

               (b) be binding upon the Grantor, its successors, transferees and assigns, and

               (c) inure, together with the rights and remedies of the Beneficiary hereunder, to the benefit of the Beneficiary.

Without limiting the generality of the foregoing clause (c), the Beneficiary may assign or otherwise transfer (in whole or in part) the Note held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Beneficiary under any Loan Document (including this Security Agreement) or otherwise. Upon the payment in full in cash of all



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

Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Beneficiary will, at the Grantor's sole expense, promptly execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

        SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding

               (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

               (b) the exercise by the Beneficiary of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

               (c) the Beneficiary shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Beneficiary be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

        SECTION 3.1. Representations and Warranties. The Grantor represents and warrants to the Beneficiary as set forth in this Section.

        SECTION 3.1.1. Location of Collateral, etc. All of the Equipment and Inventory of the Grantor are located at the places specified in Item A and Item B, respectively, of Schedule I hereto. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth in Item C of Schedule I hereto. The Grantor has no corporate names, company names, or fictitious business names other than those set forth in Item D of Schedule I hereto. During the four months preceding the date hereof, the Grantor has not been known by any legal name different from the one set forth on the signature page hereto.

        SECTION 3.1.2. Ownership, No Liens, etc. The Grantor owns its Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Loan Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Beneficiary relating to this Security Agreement or as have been filed in connection with Liens permitted pursuant to the Loan Agreement.



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

        SECTION 3.1.3. Possession and Control. The Grantor has exclusive possession and control of its Equipment and Inventory, other than the Nascobal inventory being transferred to Grantor pursuant to the Asset Purchase Agreement dated as of the date hereof, by and between Grantor and Beneficiary.

        SECTION 3.1.4. Intellectual Property Collateral. With respect to any Intellectual Property Collateral:

               (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

               (b) to Grantor's knowledge, such Intellectual Property Collateral is valid and enforceable;

               (c) to Grantor's knowledge, the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and its claims to the Copyright Collateral in the United States Copyright Office;

               (d) to Grantor's knowledge, no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

               (e) subject to Section 4.1.4, the Grantor has performed all reasonable acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the Territory, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Business.

        SECTION 3.1.5. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary to be taken by Grantor to perfect and protect such security interest have been or will be duly taken.

        SECTION 3.1.6. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

               (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or



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

               (b) for the perfection of or the exercise by the Beneficiary of its rights and remedies hereunder.

        SECTION 3.1.7. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

        SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, the Grantor will, unless the Beneficiary shall otherwise consent in writing, perform, comply with and be bound by the obligations set forth in this Article IV.

        SECTION 4.1.1. As to Equipment and Inventory. The Grantor hereby agrees that it shall

               (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1.1 or, upon 30 days' prior written notice to the Beneficiary, at such other places in a jurisdiction where all representations and warranties set forth in Article III (including
        Section 3.1.6) shall be true and correct, and all action required pursuant to the first sentence of Section 4.1.6 shall have been taken with respect to the Equipment and Inventory;

               (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end; and

               (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

        SECTION 4.1.2.  As to Receivables.

               (a) The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address(es) set forth in Item D of Schedule I hereto, or, upon 30 days' prior



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        written notice to the Beneficiary, at such other locations in a jurisdiction where all actions required by the first sentence of Section
        4.1.6 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Beneficiary; hold and preserve such records and chattel paper; and permit representatives of the Beneficiary at any time on a reasonable notice during normal business hours to inspect and make abstracts from such records and chattel paper. In addition, the Grantor shall give the Beneficiary a supplement to Schedule I hereto on each date a Compliance Certificate is required to be delivered to the Beneficiary under the Loan Agreement, which shall set forth any changes to the information set forth in Section 3.1.1.

               (b) Upon the occurrence and continuation of an Event of Default and upon written notice by the Beneficiary to the Grantor pursuant to this Section 4.1.2(b), all proceeds of Collateral received by the Grantor shall be delivered in kind to the Beneficiary for deposit to a deposit account (the "Collateral Account") of the Grantor maintained with a financial institution designated by the Beneficiary, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Beneficiary until delivery thereof is made to the Beneficiary.

               (c) The Beneficiary shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist.

        SECTION 4.1.3. As to Collateral.

               (a) Until the occurrence and continuance of an Event of Default, and such time as the Beneficiary shall notify the Grantor of the revocation of such power and authority, the Grantor (i) may in the ordinary course of its business (except as otherwise permitted under the Loan Agreement), at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business (except as otherwise permitted under the Loan Agreement), any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Beneficiary may reasonably request during the existence of an Event of Default or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business (except as otherwise permitted under the Loan Agreement), to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Beneficiary, however, may, at any time during the existence of an Event of Default of the nature set forth in Section 6.1.8 of the Loan Agreement or an Event



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

        of Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Beneficiary of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Beneficiary during the existence of an Event of Default, the Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Beneficiary of any amounts due or to become due thereunder.

               (b) In the exercise of the power detailed in subparagraph (a), the Beneficiary is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Beneficiary, representing any payment on or other proceeds of any of the Collateral and, thereupon, the amount of such item will be applied to reduce the Obligations.

        SECTION 4.1.4. As to Intellectual Property Collateral. The Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of the Grantor:

               (a) The Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

               (b) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

                      (i) fail to continue to use any of the Trademark
               Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                      (ii) fail to maintain the quality of products and services offered under all of the Trademark Collateral in a manner consistent with past practices, and

                      (iii) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

               (c) The Grantor shall not, unless the Grantor shall either



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

                      (i) reasonably and in good faith determine that any of the
               Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or

                      (ii) have a valid business purpose to do otherwise, do or
               permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

               (d) The Grantor shall notify the Beneficiary promptly if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

               (e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office unless it promptly informs the Beneficiary, and upon request of the Beneficiary, executes and delivers any and all agreements, instruments, documents and papers as the Beneficiary may reasonably request to evidence the Beneficiary's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

               (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office to maintain and pursue any application (and to obtain the relevant registration) filed by Grantor with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

               (g) The Grantor shall, contemporaneously herewith, execute and deliver to the Beneficiary, (i) a Trademark Security Agreement in the form of Exhibit A hereto, and (ii) a Patent Security Agreement in the form of Exhibit B hereto, and shall execute and deliver to the Beneficiary any other document required to acknowledge or register or perfect the Beneficiary's interest in any part of the Intellectual Property Collateral.



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

        SECTION 4.1.5. Transfers and Other Liens. The Grantor shall not

               (a) sell, assign (by operation of law or otherwise), license or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business and except as permitted by the Loan Agreement; or

               (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Loan Agreement.

        SECTION 4.1.6. Further Assurances, etc. The Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action required, or that the Beneficiary may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Beneficiary to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

               (a) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or as the Beneficiary may reasonably request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Beneficiary hereby; and

               (b) furnish to the Beneficiary, from time to time at the Beneficiary's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Beneficiary may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Beneficiary to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                                    ARTICLE V

                                 THE BENEFICIARY

        SECTION 5.1. Beneficiary Appointed Attorney-in-Fact. Following the occurrence and continuation of a Default or an Event of Default, the Grantor hereby irrevocably appoints the Beneficiary the Grantor's attorney-in-fact, with full authority in



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

the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Beneficiary's discretion, to take any action and to execute any instrument which the Beneficiary may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

               (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

               (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

               (c) to file any claims or take any action or institute any proceedings which the Beneficiary may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Beneficiary with respect to any of the Collateral; and

               (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.6).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

        Beneficially shall give notice to Grantor concurrently with taking any of the above actions.

        SECTION 5.2. Beneficiary May Perform. If the Grantor fails to perform any agreement contained herein after receiving written notice of such failure from the Beneficiary, the Beneficiary may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Beneficiary incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

        SECTION 5.3. Beneficiary Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Beneficiary hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Beneficiary shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

        SECTION 5.4. Reasonable Care. The Beneficiary is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Beneficiary shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Default or Event of Default, but failure of the Beneficiary to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.



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

                                   ARTICLE VI

                                    REMEDIES

        SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

               (a) The Beneficiary may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and

                      (i) also may require the Grantor to, and the Grantor
               hereby agrees that it will, at its expense and upon request of the Beneficiary, forthwith assemble all or part of the Collateral as directed by the Beneficiary and make it available to the Beneficiary at a place to be designated by the Beneficiary which is reasonably convenient to both parties, and

                      (ii) without notice except as specified below, sell the
               Collateral or any part thereof in one or more parcels at public or private sale, at any of the Beneficiary's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Beneficiary may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Grantor further agrees that Beneficiary may purchase the Collateral or any part thereof at any such sale. The Beneficiary shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Beneficiary may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

               (b) All cash proceeds received by the Beneficiary in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Beneficiary, be held by the Beneficiary as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Beneficiary pursuant to Section 6.2) in whole or in part by the Beneficiary against, all or any part of the Obligations in such order as the Beneficiary shall elect; provided that any application to the Note shall be applied first to accrued but unpaid interest and the balance to the installments due on the Notes in the inverse order thereof. Any surplus of such cash or cash proceeds held by the Beneficiary and remaining after payment in full in cash of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

        SECTION 6.2. Indemnity and Expenses.

               (a) The Grantor agrees to indemnify the Beneficiary from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Beneficiary's gross negligence or wilful misconduct.

               (b) The Grantor will upon demand pay to the Beneficiary the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel, costs associated with internal personnel, and the reasonable fees and expenses of any experts and agents, which the Beneficiary may incur in connection with

                      (i) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, and

                      (ii) the exercise or enforcement of any of the rights of
               the Beneficiary or the Secured Parties hereunder, or

                      (iii) the failure by the Grantor to perform or observe any of the provisions hereof.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

        SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

        SECTION 7.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Beneficiary and Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed or telecopied or delivered to either party hereto, addressed to such party at the address of such party specified in the Loan Agreement. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by telecopier, shall be deemed given when transmitted and electronically confirmed.

        SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

        SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

        SECTION 7.6. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed an original and all of which shall constitute together but one and the same agreement.

        SECTION 7.7. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED EXCLUSIVELY BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.



                             [SIGNATURES NEXT PAGE]



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

        IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.



                                         NASTECH PHARMACEUTICAL COMPANY, INC.


                                         By: /s/ Gregory Weaver
                                         Name: Gregory Weaver
                                         Title: CFO


                                         SCHWARZ PHARMA, INC.


                                         By: /s/ Ron Stratton
                                         Dr. Ron Stratton, President and COO



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